UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2022

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6175 S. Willow Drive, 10th Floor, Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CSGS	NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2022, CSG Systems International, Inc. (“CSG”), Board of Directors (the “Board”) appointed Elizabeth A. Bauer, CSG’s current Executive Vice President, Chief Marketing Officer and Chief Customer Officer, as Executive Vice President and Chief Experience Officer effective May 1, 2022.  Ms. Bauer’s expanded leadership responsibilities now include CSG’s employee and customer experiences, marketing, sales enablement, and communications.

In conjunction with these added responsibilities, CSG and Ms. Bauer agreed to the following:

•	Ms. Bauer’s base salary and bonus remain unchanged.
•

Ms. Bauer will be granted a one-time restricted stock award on June 10, 2022 in the amount of $300,000 (the number of shares to be determined at grant date).  Sixty percent (60%) of this award will be performance-based, and vest in accordance with the Company’s standard metrics for long term incentive awards, and the remaining forty percent (40%) of the award will be the standard time-based vesting with one-third of the 40% vesting each year over a three-year period.

•

Beginning May 1, 2022, for each three month period in which Ms. Bauer is also leading CSG’s People function, she will receive an additional $20,000 quarterly cash payment, prorated through the date a new Chief People Officer assumes responsibility at some point in the future.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 18, 2022, CSG held its Annual Meeting of Stockholders.  The proposals voted upon at the meeting, which are more fully described in CSG’s proxy statement dated April 4, 2022 (the “2022 Proxy”), and the results of the vote (with the percentage of total votes cast in parentheses) were as follows:

Proposal 1:  Election of Directors.  The table below shows the results of the stockholders’ vote for the election of the Class I Directors, with terms expiring in 2025:

Name of Director	For	Against	Abstain	Non-Votes
Gregory A. Conley	28,345,717 (99.1%)	263,594 (0.9%)	28,866	1,541,033
Ronald H. Cooper	27,521,186 (96.2%)	1,086,131 (3.8%)	30,860	1,541,033
Marwan H. Fawaz	26,834,726 (94.8%)	1,478,344 (5.2%)	325,107	1,541,033

Proposal 2:  Advisory Vote to Approve the Compensation of our Named Executive Officers (“NEOs”).  The table below shows the results of the stockholders’ non-binding advisory vote on the compensation of CSG’s NEOs:

For	Against	Abstain	Non-Votes
27,086,636 (94.7%)	1,509,261 (5.3%)	42,280	1,541,033

Proposal 3:  Approval of the Third Amended and Restated 1996 Employee Stock Purchas Plan.  A proposal to approve the Third Amended and Restated CSG Systems International, Inc. 1996 Employee Stock Purchase Plan was adopted with the votes shown:

For	Against	Abstain	Non-Votes
28,556,701 (99.7%)	77,806 (0.3%)	3,670	1,541,033

Proposal 4:  Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for Fiscal 2022.  The table below shows the results of the stockholders’ vote for the ratification of the appointment of KPMG LLP as CSG’s independent registered public accounting firm for fiscal 2022:

For	Against	Abstain
29,832,801 (98.9%)	323,470 (1.1%)	22,939

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.02	Third Amended and Restated 1996 Employee Stock Purchase Plan, as adopted on May 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 23, 2022

CSG SYSTEMS INTERNATIONAL, INC.
By:	/s/ David N. Schaaf
David N. Schaaf
Chief Accounting Officer

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